SUPPLEMENT DATED JANUARY 6, 2015

TO

STATUTORY PROSPECTUS DATED MAY 1, 2014

Effective as of the close of trading on January 16, 2015, the Dodge & Cox International Stock Fund will be closed to new investors. Accordingly, the International Stock Fund Statutory Prospectus is updated as follows.

The following is added to the beginning of the section titled “Summary of Other Important Information About Fund Shares – Purchase and Sale of Fund Shares” on page 26 of the Statutory Prospectus:

The Dodge & Cox International Stock Fund will be closed to new investors as of the close of trading on the New York Stock Exchange on January 16, 2015, with certain limited exceptions. For more information, see the “How to Purchase Shares” section of the Prospectus.

The following is added to the end of the section titled “How to Purchase Shares” on pages 42-44 of the Statutory Prospectus:

Information Regarding Purchases of the Dodge & Cox International Stock Fund The Dodge & Cox International Stock Fund will be closed to new investors as of the close of trading on January 16, 2015 (the “Close Date”), with certain limited exceptions. Your investment must be received (not postmarked) by the Fund’s transfer agent, Boston Financial Data Services, or an authorized agent or sub-agent, in good order, before the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the Close Date.

In addition, you will not be permitted to exchange shares of other Dodge & Cox Funds for shares of the Dodge & Cox International Stock Fund unless you are an existing shareholder of the International Stock Fund.

After the Close Date, purchases of shares of the Dodge & Cox International Stock Fund must qualify under one of the following exceptions:

Existing Shareholders — An existing shareholder of the Fund (either directly or through an intermediary) as of the Close Date may:

(i)	add to the shareholder’s account through the purchase of additional Fund shares, either with cash or through the reinvestment of dividends and cash distributions;

(ii)	open a new UGMA/UTMA account for which the shareholder is the custodian; or

(iii)	open a new account that is registered in the shareholder’s name or has the same taxpayer identification or social security number assigned to it, including a new account opened in connection with a distribution or roll-over from an individual retirement account, 401(k) plan or other defined contribution retirement plan that is invested in the Fund. This exception applies only to individuals or institutions opening accounts for their own benefit and does not apply to institutions opening accounts on behalf of their clients. Institutions that maintain omnibus account arrangements with the Fund are not allowed to purchase shares of the Fund in their omnibus accounts for clients who do not currently own shares of the Fund unless the client is eligible to open an account under one of the other criteria listed herein.

Retirement Plans — A defined contribution retirement plan (for example, 401(k) plans, profit sharing plans and money purchase plans), 403(b) plan or 457 plan that offers the Fund as of the Close Date may open new participant accounts within the plan. Participants in a plan may not open a new account outside of the plan under this exception.

Gifts — An individual may receive shares of the Fund as a gift from a family member who is an existing shareholder of the Fund.

Charities — A charitable foundation or trust may receive shares of the Fund from an existing shareholder of the Fund.

Financial Intermediaries Using a Model Portfolio — A registered investment adviser, broker-dealer, insurance company, or bank and trust company that held the Fund in a model portfolio prior to the Close Date may open new accounts within that model for new and existing clients. Approved or recommended lists are not considered model portfolios.

Institutions that have Selected the Fund — An institutional investor that has notified Dodge & Cox in writing that it has selected the Fund for investment by the Close Date may invest in the Fund within one year of the Close Date.

Certain Dodge & Cox Affiliates — Current trustees or officers of Dodge & Cox Funds, employees of Dodge & Cox, or a member of the immediate family of any of these persons may invest in the Fund.

Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above. Management reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund; and (iii) close or re-open the Fund to new or existing shareholders at any time. An investment is subject to management’s determination of your eligibility to buy shares of the Fund and you may be required to provide additional documentation or otherwise demonstrate eligibility before an investment is accepted.

The Dodge & Cox International Stock Fund’s closing does not restrict you from redeeming shares of the Fund. The Dodge & Cox Stock, Global Stock, Balanced, Income, and Global Bond Funds remain open to all investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.